Exhibit 10.47

PLEASE NOTE: CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Business Confidential – Protected B

THIS IS AN AMENDING AGREEMENT

BETWEEN:	NATIONAL RESEARCH COUNCIL OF CANADA
a departmental corporation forming part of the Government of Canada created by the National Research Council Act (R.S.C. 1985, c. N-15), and
an agent of Her Majesty the Queen in Right of Canada
whose head office address is:

1200 Montreal Road
Ottawa, Ontario K1A 0R6	(called the “NRC”)

AND:	VARIATION BIOTECHNOLOGIES INC.
a Company incorporated under the Canada Business Corporations Act under number 393728-3 whose Registered Office Address is located in:

300 Hunt Club Road East, 2nd Floor
Ottawa, Ontario K1V 1C1	(called the “Collaborator” or “VBI”)

(Collectively known as the “Parties”)

WHEREAS the parties entered into an Agreement signed by the NRC on 30 March 2020 (called the “Original Agreement”) by which the Parties agreed to collaborate in a “Project”, described as: COVID-19 vaccine evaluation.

WHEREAS the parties wish to amend the Original Agreement. In consideration of the mutual covenants hereunder, the parties agree as follows

1.	The Original Agreement shall be read with the amended terms stated below. With respect to all other terms, the Parties confirm the Original Agreement.

2.	The Budget attached hereto includes the work scheduled to be performed pursuant to the Original Agreement (Tasks 1, 2, 3 and 4) and additional work related to vaccine evaluation which was not included in the Original Agreement.

3.	The attached “SCHEDULE OF PAYMENTS” is in addition to the “Schedule of Payments” from the Original Agreement.

4.	The attached “NEW STATEMENT OF WORK AND DELIVERABLES” is in addition to the “STATEMENT OF WORK AND DELIVERABLES” in the Original Agreement.

5.	The estimated total value of this Project amendment is: minimum of $[***](Tasks 1.5, 1.6 1.8 and 1.9) (immediate priority) to a maximum of $[***] (Tasks 1.5 – 1.9) (includes [***] tasks) as stated in the Statement of Work.

6.	The Collaborator is a Canadian Small and Medium Enterprise (SME) or a Canadian educational institution, including a community college, CEGEP, polytechnic or university, and benefits from a Fee Reduction of minimum of $[***] (Tasks 1.5, 1.6, 1.8 and 1.9) to a maximum of $[***] (Tasks 1.5 - Tasks 1.9). The Collaborator hereby warrants that, at the time of signing this Agreement, it is a SME and has 500 or fewer full-time equivalent employees, or it is a Canadian educational institution.

HUMAN HEALTH THERAPEUTICS – Vaccines and Emerging infections RI NRC Ref. #: A-0037349 (orig. A-0035546)	Page 1 of 10

7.	The amount that the Collaborator will pay to the NRC in cash for this amendment is: minimum of $[***] (Tasks 1.5, 1.6 1.8 and 1.9) (immediate priority) to a maximum of $[***] (Tasks 1.5 – 1.9) (includes [***] tasks) as stated in the Statement of Work.

8.	The estimated value of the NRC’s in-kind contribution for this amendment is: minimum $[***] (Tasks 2.1, 2.2, 2.3, 2.4 and Task 2.6) to a maximum $[***] (Tasks 2.1 - Tasks 2.6).

9.	The expiry date as stated in the Original Agreement as “30 November 2020” is now amended to be “15 March 2022”.

10.	This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one valid and binding Agreement. A portable document format (PDF) copy of an executed counterpart signature page will be as valid as an originally executed counterpart for purposes of signing this Agreement.

SIGNED by the Collaborator at Ottawa, Ontario

VARIATION BIOTECHNOLOGIES INC.

Date:	21 DEC 2020	Per:	/s/ Jeff Baxter
Jeff Baxter
CEO

SIGNED by the NRC at Ottawa, Ontario

NATIONAL RESEARCH COUNCIL OF CANADA

Date:	21 DEC 2020	Per:	/s/ Lakshimi Krishnan
Lakshmi Krishnan, Ph.D.
A/Vice President, Life Sciences

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ANNEX SP – SCHEDULE OF PAYMENTS TO NRC

Billing address: See page 1

Billing contact:

Name:	Andrea McRae
Title:	Project Manager
Telephone:	[***]
Email:	[***]

SP-1	The Collaborator shall be invoiced as follows:

Invoicing Schedule (Estimated Dates)	Amount Due*
1. Invoice to be issued on signature of this amendment for Tasks 1.5 – 1.6	$[***]
2. Invoice to be issued on completion of Tasks 1.8 – 1.9	$[***]
3. Invoice to be issued upon confirmation by client – Task 1.7	$[***]

*Plus applicable taxes

SP-2	All amounts shall be due 30 days from the date of the invoice.

SP-3	Payments must be made to: “Receiver General - National Research Council of Canada” and addressed to:

Accounts Receivable

National Research Council of Canada

1200 Montreal Road

Ottawa, Ontario, K1A 0R6

CANADA

SP-4	Payments can be made by cheque, MasterCard, Visa or American Express; or by wire transfer. Wire transfer information is available upon request. The Collaborator is responsible for all bank charges associated with wire transfers. Any inquiries may be directed to: AccountsReceivable@nrc-cnrc.gc.ca.

SP-5	The Collaborator shall provide any Invoicing Reference Number at the time of Agreement signature or promptly thereafter. The NRC will not delay or cancel invoicing nor defer accrual of interest due to the Collaborator’s failure to provide an Invoicing Reference Number.

SP-6	The NRC may suspend its performance of any obligations under this Agreement so long as any payment is overdue for any reason.

SP-7	If this Agreement is amended to increase the scope of the Services, the NRC reserves the right to calculate costing for its additional Project activities at its rates that are in effect at that time. Any such cost increases shall be approved, in writing, by both Parties.

SP-8	If the NRC expects that the value of its estimated contribution will be exceeded by more than 10%, it shall promptly notify the other Party. The Parties shall then negotiate a further agreement on costs or payments, and either Party may suspend the performance of any obligations, other than confidentiality, intellectual property and accrued obligations to pay, until a further agreement is reached. If the Parties fail to agree on an amendment within 60 days of the notice, then this Agreement shall terminate on the 60th day after the notice, unless the Parties agree otherwise in writing.

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SP-9	If a surplus of prepayment remains as a result of premature termination, it will be refunded.

SP-10	If an instrument tendered in payment or settlement of an amount due to the NRC is dishonoured for any reason, the NRC will invoice an additional administrative charge of CAD 25 and this amount will be due as invoiced.

SP-11	Interest is payable on all overdue amounts. Interest is calculated and compounded monthly at the average bank rate plus 3% and accrues during the period beginning on the due date and ending on the day before the day on which payment is received by the NRC. For purposes of this paragraph “bank rate” means the rate of interest established periodically by the Bank of Canada as the minimum rate at which the Bank of Canada makes short term advances to members of the Canadian Payments Association, and “average bank rate” means the weighted arithmetic average of the bank rates that are established during the month before the month in respect of which interest is being calculated.

(Rate information may be found at http://www.tpsgc-pwgsc.gc.ca/recgen/txt/tipp-ppir-eng.html. This site provides information on the rate used by departments of the Government of Canada to calculate the interest on overdue accounts payable and is the same rate used by the NRC to charge interest on overdue accounts receivable under the Interest and Administrative Charges Regulations, SOR/96-188. This web site address, and the information set out there, is provided here for convenience. In case of rate discrepancy, the rates quoted by the Bank of Canada shall prevail.)

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HUMAN HEALTH THERAPEUTICS – Vaccines and Emerging infections RI NRC Ref. #: A-0037349 (orig. A-0035546)	Page 4 of 10

REVISED & EXPANDED STATEMENT OF WORK AND DELIVERABLES

Amendment to VBI-NRC Collaborative Research Agreement A-0035546: Multivalent Coronavirus vaccine development

The Client and NRC hereby agree to amend the workplan from the Original Agreement and expand to include a broader workplan relating to evaluation and manufacture of Client’s COVID-19 vaccines as set out below.

With the completion of the Stage 1 (Establish potency of VBI monovalent and multivalent coronavirus eVLP vaccine preparations) in the original workplan, VBI and NRC have agreed to expand the R&D collaboration to include follow-on pre-clinical evaluation, bioprocess optimization and scale-up work as well as additional productions for clinical trials.

The following activities, Stage 2, are meant to encompass the further scope for the workplan. Indicated budget figures are high-level estimates. Follow-on discussions between NRC and VBI will further refine the scope and associated budget. However, no increases to the amounts shown in the Budget will be effective unless agreed in writing by Client.

Note: VBI will be responsible to provide the plasmids needed for all productions.

Stage 1: Candidate Identification & Immunogenicity

The Client and NRC have agreed that the original workplan has been modified to accommodate 3 larger studies (29B609, 29B619 and 29B621) which included additional PRNT and ELISPOT work. The final price for these 3 studies is equivalent to the full maximum price for agreement A-00355546: [***]. The parties also agree to amend and extend this stage of work as follows:

1.5	Task 1.5: 29B634 estimated budget: $[***] (anticipated duration: [***]weeks)
1.6	Task 1.6: Additional [***]: [***]for [***]work done at [***]estimated budget: $[***] (anticipated duration: [***]weeks)
1.7	Task 1.7: Optional [***] studies for immunogenicity to be conducted at the request of Client (up to [***]mouse studies, n=[***]) $[***] per study x [***] = estimated budget: $[***] (anticipated duration: [***] weeks for each study)
1.8	Task 1.8 Phase I Clinical sample testing [***]for clinical samples

●	n= [***]estimated budget $[***] (anticipated duration [***] weeks)

1.9	OPTION: Task 1.9 Phase II Clinical sample testing [***] for clinical samples

●	n= [***]estimated budget $[***] (anticipated duration [***] weeks)

Total estimated budget for new and amended tasks in Stage 1: $[***]

Stage 2: Tech Transfer & Process Development Activities

The approach for the following activities is to transfer the existing VBI manufacturing process to NRC at [***], and also to scale up the modified process to [***] (implementing [***] developed in Task 2.1 below) to produce product for use in later stage clinical trials. NRC will discuss approach together with VBI and further discussion may, with the agreement of the parties, change the scope for process modification. Nevertheless, process modification will be kept to a minimum in order to accelerate timelines. Given the at risk nature of this development, NRC is proposing to complete these development activities at risk and in consideration of future Retained Doses as per Exhibit B.

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2.1.	Task 2.1: [***] (SOW already submitted but additional work is already anticipated) – See Annex C
Revised estimated budget: $[***] (anticipated duration: [***]weeks)

2.2.	Task 2.2 Process transfer to [***]: Transfer of current process for [***]. This includes: 2.2.1. [***].
Estimated budget: $[***] (anticipated duration: [***]weeks [***])

2.3.	Task 2.3 Analytics:
[***]Estimated budget: $[***].

2.4	Task 2.4 Modified process scale up [***].

2.5	Task 2.5 Optional - [***]

Total estimated budget for core tasks: $[***]

Given the COVID situation, there are a number of constraints on timelines in particular:

1)	With current procurement challenges, many items for larger scale and Clinical material production may need to be purchased at-risk in an attempt to reduce long lead times for some consumables (media, columns, etc). Despite best efforts, some items may have lead times which impact timelines for the described work. VBI may choose to procure these directly in order to expedite timelines.
2)	There are public health and NRC Corporate restrictions on the number of people permitted to work on-site and this may impact timelines although NRC and VBI will endeavour to minimize this wherever possible.

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Budget Summary: VBI-2900 eVLP vaccine candidates against coronaviruses
Work Task	Task Value	NRC Co-investment	CAN SME Fee Reduction	NRC Task Price*
STAGE 1: Candidate Identification
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Stage 1 - Total Minimum (without option)	[***]	[***]	[***]	[***]
Stage 1 – Total Maximum (with option)	[***]	[***]	[***]	[***]

Work Task	Task Value	NRC Co-investment	CAN SME Fee Reduction	NRC Task Price*
STAGE 2: Tech Transfer & Process Devt
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Stage 2 Total Minimum Stage 2 Total Maximum (with options)*	[***]	[***]	[***]	[***]

Clinical Trial Material – ANNEX A
[***]	TBD		TBD
[***]	TBD		TBD

ANNEX A Subtotal	TBD	0	TBD

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Annex A - Production of Clinical Trial Material

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Annex B – Stage 4 - Additional Production

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Annex C: Scope of Work for the Polishing Step for eVLP Purification.

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